UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

IOTA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 1010
Allentown, PA 18101
(Address of principal executive offices)

Registrant’s telephone number, including area code: (855) 743-6478

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 2, 2021, Barclay Knapp resigned as a member of the Board of Directors (the “Board”) of Iota Communications, Inc. (the “Company”) and as Executive Chairman. Mr. Knapp’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On July 6, 2021, the sole member of the Board, adopted the resolution to increase the number of directors of the Board from one (1) to five (5) and appointed Kathy Hanrahan, Paul Baldwin, James Ratigan and Mark E. Romano as directors, effective immediately, filling the vacancies created by Mr. Knapp’s resignation and an increase in the number of directors.

In accordance with the Company’s Amended and Restated Bylaws, the Board established three classes with staggering terms: Class I, Class II and Class III. Each director shall serve for a term ending on the date of the third (3rd) annual meeting of stockholders following the annual meeting at which such director was elected, provided that immediately following the establishment of classes, the term of a director in Class I shall expire one (1) year after the classification becomes effective; the term of a director in Class II shall expire two (2) years after the classification becomes effective and the term of a director in Class III shall expire three (3) years after the classification becomes effective. The Board designated the directors of the indicated classes, as follows:

The Class I directors will be Paul Baldwin and James Ratigan, and their terms will expire at the annual meeting of stockholders to be held in 2022;

The Class II directors will be Mark E. Romano and Kathleen Hanrahan, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

The Class III director will be Terrence DeFranco, and his term will expire at the annual meeting of stockholders to be held in 2024.

Except as otherwise disclosed in this current report on Form 8-K, there are no arrangements or understandings between Kathleen Hanrahan, Paul Baldwin, James Ratigan, Mark E. Romano and any other person pursuant to which any of them was appointed as a director. In addition, there are no family relationships between any of Ms. Kathleen Hanrahan, Mr. Baldwin, Mr. Ratigan, or Mr. Romano and any of the Company’s other officers or directors. Further, except as otherwise disclosed in this current report on Form 8-K, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which any of Ms. Hanrahan, Mr. Baldwin, Mr. Ratigan, or Mr. Romano had, or will have, a direct or indirect material interest.

While the Company is not currently subject to listing requirements of any national securities exchange that has requirements that a majority of the board of directors be “independent, ” nevertheless, the Board has determined that all of our directors, other than Mr. DeFranco qualify as “independent” directors as this term is defined by Nasdaq Listing Rule 5605(a)(2), which provides that a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

A description of each director’s background and experience is as follows:

Kathy Hanrahan, 57, has served as Chief Financial Officer of Red Mountain Weight Loss since December of 2019. In 2010, Ms. Hanrahan established her own management consulting firm, New Horizons Management Consulting, focusing on providing financial, operational, and strategic support to growing organizations within the State of Arizona. From 1996 to 2010, Ms. Hanrahan was employed by TASER International Inc., now AXON, serving in several executive positions, including Chief Executive Officer and Co-Chairperson for the TASER Foundation for Fallen Officers, from 2008 to 2010, President and Chief Operating Officer from 2006 to 2008 and Chief Financial Officer taking the Company public in 2001. She served as a director of several profit and non-profit public and private companies from 2011 to 2019, also serving on audit, nominating and compensation committees. Specifically, from November 2017 until May 2019, Ms. Hanrahan served as a director, as well as a member of Audit, Governance and Compensation Committee of AMMO, Inc. (POWW), a public company which shares of common stock were previously traded on OTCQB, and currently are being traded on The Nasdaq Stock Market LLC. From December 2011 to May 2017, she served as a director and a member of Compensation & Governance Committee of Guardian 8 Holdings, Inc., a public company (OTCQB:GRDH). From 2016 and 2018, Mr. Hanrahan served as a director of the two private companies: Maria Shireen and SentrySix Defense. Ms. Hanrahan attended Arizona State University. We believe that Ms. Hanrahan will be a valuable addition to the Board based upon her significant executive leadership experience.

Paul Baldwin, 57, brings more than 30 years of executive leadership experience in the insurance risk management/reinsurance industry. Specifically, he has consulted to Fortune 500, middle-market and international companies in multiple industry sectors to identify and improve operational efficiency, sales growth, business strategy and execution. He is serving a Vice President for NFP Insurance, a $1.3bn global insurance broker, the position he held since 2018. During 2003-2011, Mr. Baldwin served as several leadership roles for Wells Fargo, including Regional Director for the Southwest and Executive Vice President and COO for American E&S providing direction and overall strategy that achieved tremendous growth in business development, transformation, and integration nationally. He also held executive roles at Huntington Insurance as part of Huntington Bank, serving as the President and CEO of Huntington Insurance from 2011 to 2016. Prior to that, between 1990 and 2003, Mr. Baldwin served in leadership, business development, sales and consulting roles for Aon PLC, Federated Insurance and Zurich North America. We believe Mr. Baldwin is qualified to serve on our Board based on extensive executive leadership experience in the insurance and management/reinsurance and industry, as well as his deep understanding of balance sheet improvement, risk mitigation, financial planning, mergers and acquisitions and business development.

Mark Romano, 61, brings over 37 years of technical, program, and general business management experience. He has broad experience with government and commercial contracting, owned and successfully operated commercial businesses, and is well versed in all aspects of business performance. From 2018 until 2021 Mr. Romano has served as Sr. Director at L3Harris Technologies Inc. where he is responsible for P&L of large government programs in the Wireless Products Group BU and has Senior Leadership accountability for business strategy and execution across the $2B+ Business Segment. Between 2013 and 2018, Mr. Romano was Sr. Product manager for L3Harris’s commercial geospatial division. From 1994-2013, Mr. Romano owned and divested 2 International commercial geospatial companies serving in Vice President and CTO capacities. Mr. Romano graduated Keene State College in 1984, specializing in in Electrical Engineering, and is a subject matter expert with extensive worldwide published peer reviewed papers, textbooks, and journals including extensive participation in his industry as a keynote speaker. We believe that Mr. Romano is highly qualified to serve on our Board based upon his unique combination of extensive wireless (technical), commercial (entrepreneurial) and business management experience with in-depth knowledge of hardware/software engineering.

James (Jim) Ratigan, 52, is a senior investment banker, specializing in providing strategic and capital markets advice, and mergers and acquisitions (M&A) execution for nearly thirty years. Since September 2016, Mr. Ratigan is serving as a Senior Managing Director and Head of M&A in Leerink Partners (now SVB Leerink), where he is focusing on building the firms’ advisory presence. From 2009 to 2016 he served as a Senior Managing Director, the Head of Americas M&A and member of the Global M&A Leadership team at Deutsche Bank. Prior to joining Deutsche Bank, from 1991 to 2009, Mr. Ratigan worked at Merrill Lynch in New York.Throughout his career, he has worked on hundreds of public and private deals across a broad range of industries, regions, and types of strategic advisory assignments. Mr. Ratigan graduated with honors in 1991 from Brown University. The Board believes that Mr. Ratigan extensive experience in merger and acquisitions, working in public and private deals across a broad range of industries, regions, and types of strategic advisory assignments, will make him a valuable addition to the Board.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On July 6, 2021, the Company issued a press release reporting the appointments of Kathleen Hanrahan, Paul Baldwin, James Ratigan, and Mark E. Romano as members of the Board. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this current report on Form 8-K in such filing.

Cautionary Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits Number	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOTA COMMUNICATIONS, INC.

Date: July 6, 2021	By:	/s/ Terrence DeFranco
	Name:	Terrence DeFranco
	Title:	Chief Executive Officer